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                                                                   EXHIBIT 10.8g

When recorded, return to:

SKYMALL, INC.
c/o LEWIS & ROCA LAW FIRM
40 N. Central Ave., Suite 1900
Phoenix, AZ  85003
Attn:  Mr. Paul Ellsworth

                                   ASSIGNMENT

         BY THIS ASSIGNMENT ("Assignment"), the undersigned PIMA PARTNERS, an Arizona general partnership "Assignor"), for valuable consideration, the receipt and adequacy of which is hereby acknowledged, does assign, transfer, and convey to SKYMALL, INC., an Arizona corporation ("Assignee") all of Assignor's right, title and interest in and to, that certain real property located in Maricopa County, Arizona, and more particularly described on Exhibit "A" hereto (the "Property"), including, without limitation, all of Assignor's right, title and interest under that certain Sublease of the property dated as of August 1, 1984, between Smitty's Super Valu, Inc., a Delaware corporation, as sublessor, and Schwan Brothers Properties, an Arizona general partnership ("Schwan"), as sublessee, as amended by that certain Addendum to Sublease dated January 21, 1985 and recorded February 20, 1985, as Instrument No. 85-073893, Official Records of Maricopa County, Arizona (collectively, the "Sublease").

Together with Seller's right, title and interest in and to appurtenances, privileges, easements, and rights-of-way belonging to the Property or any part thereof.

Assignor warrants as against all of Assignor's acts and no other acts and subject to current taxes and assessments, reservations, easements, rights-of-way, covenants, conditions and restrictions, liens, encumbrances, all matters as may appear of record, and matters that would be disclosed by an inspection of survey of the Property.

This Assignment incorporates the limitation of warranties contained in paragraph
(28) of that certain First American Title Insurance Company of Arizona Escrow Instructions and Additional Terms to Escrow Instructions dated June 26, 1990, for Escrow No. 201-800-521205 between Assignee as Buyer and assignor as Seller, which limitation survives close of escrow and execution and delivery of this Assignment.


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         DATED this 12th day of July, 1990.

                            ASSIGNOR:

                            PIMA PARTNERS, an Arizona general
                            partnership


                            By: /s/ James D. Harrison
                                --------------------------------------------
                                     James D. Harrison, its General
                                     Partner

                            By: /s/ Ted Nicholson
                                --------------------------------------------
                                     Ted Nicholson, its General
                                     Partner


STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

         The foregoing instrument was acknowledged before me this the 12th day of July, 1990, by James O. Harrison and Ted Nicholson as General Partners of PIMA PARTNERS, an Arizona partnership, for and on behalf of the partnership.

                                             /s/ Michelle L. Fischer
                                            -------------------------------
                                            Notary Public
My Commission Expires:

  Dec. 17, 1990
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                                   EXHIBIT "A"

                                                              No. 201-000-521265

PARCEL NO. 1:

That part of the Northeast quarter of the Northeast quarter of Section 16, Township 1 North, Range 3 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

From the southeast corner of the said Northeast quarter of the Northeast quarter of said Section 16, measure South 89 degrees 53 minutes 38 seconds West along the South line of said Northeast of the Northeast quarter of Section 16 a distance of 910.12 feet; thence North 00 degrees 59 minutes 46 seconds East a distance of 30.00 feet to the True Point of Beginning; thence continuing North 00 degrees 59 minutes 46 seconds East a distance of 292.31 feet; thence North 90 degrees 00 minutes 00 seconds East a distance of 250.00 feet; thence South 00 degrees 59 minutes 46 seconds West a distance of 291.75 feet; thence South 89 degrees 53 minutes 38 seconds West a distance of 250.00 feet to the Point of Beginning.

PARCEL NO. 2:

That part of the Northeast quarter of the Northeast quarter of Section 16, Township 1 North, Range 3 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

Commencing at the Southeast corner of said Northeast quarter of the Northeast quarter of Section 16, thence South 89 degrees 53 minutes 38 seconds West along the South line of said Northeast quarter of the Northeast quarter for a distance of 660.11 feet; thence North 00 degrees 59 minutes 46 seconds East 30.00 feet to a point on the North right-of-way line of Pima Street and the True Point of Beginning; thence continuing North 00 degrees 59 minutes 46 seconds East 511.24 feet; thence North 90 degrees 00 minutes 00 seconds East 331.72 feet; thence South 00 degrees 01 minutes 06 seconds West 510.53 feet; thence South 89 degrees 53 minutes 38 seconds West 340.44 feet to the Point of Beginning.

PARCEL NO. 3:

That part of the NorthEast quarter of the Northeast quarter of Section 16, Township 1 North, Range 3 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

Commencing at the Southeast corner of said Northeast quarter of the Northeast quarter of Section 16; thence South 89 degrees 53 minutes


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38 seconds West along the South line of said Northeast quarter for a distance of
319.16 feet; thence North 00 degrees 01 minutes 06 seconds East 30.00 feet to a point on the North right-of-way line of Pima Street and the True Point of Beginning; thence continuing North 00 degrees 01 minutes 06 seconds East 125.53 feet; thence North 90 degrees 00 minutes 00 seconds East 279.11 feet to the West right-of-way line of the East 40 feet of the Northeast quarter of the Northeast quarter of Section 16; thence South 00 degrees 00 minutes 00 seconds West along said West right-of-way line 105.05 feet to a point of tangency with the arc of a circle, the center of which bears North 90 degrees 00 minutes 00 seconds West
20.00 feet therefrom; thence Southwesterly along said arc 31.38 feet; thence South 89 degrees 53 minutes 38 seconds West 259.19 feet to the point of Beginning.

Above Parcels also known as a portion of Tracts One, and Two of STATE PLAT NO. 2, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, in Book 8 of Maps, Page 24.


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